UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 001-15683



                        Date of Report: October 31, 2006


                                 UBRANDIT.COM
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Nevada                                           88-0381646
   ------------------------------------------------------------------------
   (State of other jurisdiction of                 (IRS Employer
    incorporation or organization)                  Identification No.)


      41-40 Union Street, Suite 6J, Flushing, NY            11355
      ------------------------------------------------------------------
       (Address of principal executive offices)           (Zip Code)


                                (718) 359-2682
              ---------------------------------------------------
              (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT
ITEM 5.02 DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 31, 2006 Century Capital Partners, LLC sold 50,000,000 shares of common stock of Ubrandit.com to Ming Liu. The 50,000,000 shares represented 72.4% of the outstanding shares of Ubrandit.com. The purchase price was $600,000, which Mr. Liu paid from his personal funds.

In connection with closing of the sale, Michael Anthony, who had been the sole director of Ubrandit.com, elected Ming Liu to serve on the Board of Directors and submitted his own resignation from the Board. After that change of control, the new Board of Directors - i.e. Ming Liu - elected Ming Liu to serve as the Chief Executive Officer and Chief Financial Officer of Ubrandit.com. Information regarding Ming Liu follows:

     MING LIU. Early in 2006 Mr. Liu organized Sino-American Capital Group, LLC, which is engaged in developing business and financial relationships between the U.S. and the People's Republic of China.
     From 2004 to 2005 Mr. Liu was a member of the Board and Corporate Secretary to Advanced Battery Technologies, Inc., a Delaware holding company whose Chinese subsidiary, ZQ Power-Tech, is engaged in the development and manufacture of lithium-ion batteries. From 2003 to 2004 Mr. Liu was Secretary to the Board of ZQ Power-Tech. From 1999 until 2003 Mr. Liu was Vice President of Harbin Ridaxing Science and Technology Co., Ltd., a technology provider located in the City of Harbin, China. Mr. Liu is currently a member of the Board of Directors of China International Enterprises, Inc., which is listed on the OTC Bulletin Board. Mr. Liu is 31 years old.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Ubrandit.com

Dated:  November 6, 2006                     By:/s/ Ming Liu
                                             -------------------
                                             Ming Liu, President